                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 2006


                         AMERICAN EXPRESS ISSUANCE TRUST
                     --------------------------------------
                    (Issuing Entity in respect of the Notes)


            American Express Receivables Financing Corporation V LLC
                               as Depositor of the
                         American Express Issuance Trust
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-121895-02           20-2007139
---------------------------------     -------------           ----------
 (State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation or organization)      File Number)       Identification No.)

    200 Vesey Street, New York, NY                              10285
----------------------------------------                        -----
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (212) 640-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act
      (17 CFR 240.14a.12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Since 1999, Regulus West LLC ("Regulus") has performed paper payment remittance processing services pursuant to a Services Agreement with American Express Travel Related Services Company, Inc. ("TRS"). TRS and Regulus have amended the Services Agreement, effective August 18, 2006. TRS and Regulus have entered into the amendment in furtherance of their agreement to migrate a substantial volume of additional work to Regulus. Pursuant to the amendment, the term of the Services Agreement has been extended to October 31, 2009, and the parties have agreed to negotiate a comprehensive amendment to the Services Agreement. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description
-----------         -----------

Exhibit 10.1 Amendment dated as of August 18, 2006 between American Express Travel Related Services Company, Inc. and Regulus West LLC.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



August 22, 2006


                                        American Express Receivables
                                        Financing Corporation V LLC,
                                        as Depositor of the
                                        American Express Issuance Trust


                                        By:     /s/ Maureen Ryan
                                                ----------------------------
                                        Name:   Maureen Ryan
                                        Title:  Vice President and Treasurer

                                  EXHIBIT INDEX


Designation         Description
-----------         -----------

Exhibit 10.1 Amendment dated as of August 18, 2006 between American Express Travel Related Services Company, Inc. and Regulus West LLC.